Exhibit 99.2

SureWest Communications

Unaudited Pro Forma Selected Financial Results

and Unaudited Pro Forma Selected Operating Metrics

(on a pro forma consolidated and a pro forma segment basis)

For the quarters ended March 31, 2007, June 30, 2007, September 30, 2007,

December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008

The supplemental unaudited pro forma selected financial results (on a pro forma consolidated and a pro forma segment basis) and unaudited pro forma selected operating metrics for each of SureWest Communications’ (the “Company” “our” or “SureWest”) reportable segments are based on historical consolidated financial statements and Everest Broadband, Inc.’s (“Everest”) historical consolidated financial statements and have been adjusted to give effect of the Company’s acquisition of Everest which was consummated on February 13, 2008, the sale of the Company’s operating assets of its Wireless business, SureWest Wireless, on May 9, 2008 and of the Company’s execution of a definitive purchase agreement to sell certain wireless telecommunications towers and all related assets and liabilities (“Tower Assets”) on October 10, 2008.

The following unaudited pro forma selected financial results and unaudited pro forma selected operating metrics are similar to the format presented in our quarterly report on Form 10-Q as of September 30, 2008 and for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, March 31, 2008, June 30, 2008 and September 30, 2008 and for the year ended December 31, 2007.

Acquisition of Everest Broadband, Inc.

On February 13, 2008, the Company acquired Everest.  The pro forma selected financial results are based on our historical consolidated financial statements and Everest’s historical consolidated financial statements and have been adjusted to give effect of the Company’s acquisition of Everest. The purchase price of $175,536, excluding expenses, was paid in cash, a portion of which was funded with debt proceeds. The unaudited pro forma condensed combined statements of operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 give effect as if the acquisition had occurred on January 1, 2007. The unaudited pro forma condensed combined financial statements reflect the purchase of Everest as an acquisition of a business and represents a current estimate of the financial information based on available information from the Company and Everest.

Commencing with the acquisition date, the results of Everest have been included in our actual results of operations. The unaudited pro forma selected financial results and unaudited pro forma selected operating metrics for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 give effect as if the acquisition had occurred on January 1, 2007.

Sale of SureWest Wireless Operating Assets

On May 9, 2008, SureWest, SureWest Wireless, a wholly-owned direct subsidiary of the Company (“SWW”), and West Coast PCS LLC, a wholly-owned direct subsidiary of SWW (“West Coast” and together with SWW, the “Sellers”) sold the operating assets of SWW for an aggregate purchase price of $69,746 to Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”). Under the agreement, Verizon acquired the spectrum licenses and operating assets of SureWest Wireless, excluding the Company’s owned communication towers.

Commencing with the first quarter of 2008, the results of the SWW business are presented as discontinued operations in the Company’s consolidated financial statements. Additional unaudited pro forma selected financial results and unaudited pro forma selected operating metrics have been provided to reflect the classification of the operations of SureWest Wireless as discontinued for all periods prior to the quarter ended March 31, 2008.

Entry into a Material Definitive Agreement to sell Tower Assets

On October 10, 2008, West Coast PCS Structures, LLC (“West Coast PCS”), PCS Structures Towers, LLC (“PCS Towers” and together with West Coast PCS, the “Companies”) and West Coast PCS LLC (“Tower Seller”), each an indirect subsidiary of the Company, entered into a definitive purchase agreement with GTP Towers I, LLC (“Purchaser”). Prior to and in connection with the consummation of the agreement, Seller and the Company’s direct subsidiaries, SureWest Broadband and SureWest Telephone, will contribute and transfer certain wireless telecommunication towers and all related assets and liabilities (“Tower Assets”) to PCS Towers, which on the closing of the agreement will be wholly-owned by West Coast PCS. The purchase price in connection with the agreement is based on the tower cash flow generated by commenced tenant leases included in the Tower Assets. At the initial closing, Purchaser will pay an amount based on the tower cash flow generated under tenant leases executed and commenced as of five business days prior to the initial closing. During the period from the initial closing until 180 days thereafter, Tower Seller may also receive additional payments with respect to tenant leases for which applications are received prior to the initial closing and tenant leases that are executed but not commenced as of the initial closing, in each case, on the commencement date of such tenant leases. Currently, the Company expects that the aggregate purchase price of the agreement will be in the range of $9,000 to $9,500.

Commencing with the fourth quarter of 2008, the results of the Tower Assets to be sold will be presented as discontinued operations in our consolidated financial statements. Additional unaudited pro forma selected financial results and unaudited pro forma selected operating metrics have been provided to reflect the classification of the operations of Tower Assets’ operations as discontinued operations for all periods presented.

SureWest Communications

Unaudited Pro Forma Selected Financial Results (3)

(on a pro forma consolidated and a pro forma segment basis)

(Amounts in thousands)

	For the 2007 Quarters Ended:				Twelve Months Ended	For the 2008 Quarters Ended:			Nine Months Ended
	March 31	June 30	September 30	December 31	December 31, 2007	March 31	June 30	September 30	September 30, 2008
Consolidated
Operating revenues (1)
Residential	$33,896	$34,387	$34,003	$33,786	$136,072	$34,647	$34,621	$33,959	$103,227
Business	15,913	16,849	16,629	16,823	66,214	16,946	18,188	19,342	54,476
Access	6,611	7,242	7,138	7,705	28,696	6,647	6,393	6,308	19,348
Other	513	707	687	782	2,689	630	650	661	1,941
Total operating revenues from external customers	56,933	59,185	58,457	59,096	233,671	58,870	59,852	60,270	178,992
Y/Y % Change	n/a	n/a	n/a	n/a	n/a	3%	1%	3%	3%

Operating expenses (1)	39,508	38,789	38,426	38,903	155,626	41,274	39,903	42,034	123,211
Depreciation and amortization	13,535	14,526	14,839	13,295	56,195	13,259	14,075	14,219	41,553
Impairment loss on LMDS and related assets	—	—	—	5,454	5,454	—	—	—	—
Income from operations	$3,890	$5,870	$5,192	$1,444	$16,396	$4,337	$5,874	$4,017	$14,228

Other Data:
Operating EBITDA (2)	$17,425	$20,396	$20,031	$20,193	$78,045	$17,596	$19,949	$18,236	$55,781
Y/Y % Change	n/a	n/a	n/a	n/a	n/a	1%	-2%	-9%	-4%

Total Debt	$269,472	$269,470	$269,469	$265,831	n/a	$277,830	$231,828	$233,827	n/a

	For the 2007 Quarters Ended:				Twelve Months Ended	For the 2008 Quarters Ended:			Nine Months Ended
	March 31	June 30	September 30	December 31	December 31, 2007	March 31	June 30	September 30	September 30, 2008
Broadband
Data	$8,948	$9,283	$9,472	$9,629	$37,332	$10,128	$10,338	$10,348	$30,814
Video	9,208	9,538	9,544	9,735	38,025	10,359	10,365	10,264	30,988
Voice	5,197	5,236	5,218	5,254	20,905	5,258	5,395	5,542	16,195
Total residential revenues	23,353	24,057	24,234	24,618	96,262	25,745	26,098	26,154	77,997
Business	6,696	7,278	7,370	7,637	28,981	7,899	8,374	9,271	25,544
Access	229	232	296	187	944	305	370	414	1,089
Other	409	450	442	578	1,879	439	459	441	1,339
Total operating revenues from external customers	30,687	32,017	32,342	33,020	128,066	34,388	35,301	36,280	105,969
Intersegment revenues	159	162	142	144	607	140	141	138	419
Total operating revenues	30,846	32,179	32,484	33,164	128,673	34,528	35,442	36,418	106,388

Operating expenses	28,550	27,660	28,323	28,180	112,713	30,742	31,085	32,845	94,672
Depreciation and amortization	7,891	8,764	9,032	9,636	35,323	9,597	10,335	10,700	30,632
Impairment loss on LMDS and related assets	—	—	—	5,454	5,454	—	—	—	—
Income (loss) from operations	$(5,595)	$(4,245)	$(4,871)	$(10,106)	$(24,817)	$(5,811)	$(5,978)	$(7,127)	$(18,916)

Other Data:
Operating EBITDA (2)	$2,296	$4,519	$4,161	$4,984	$15,960	$3,786	$4,357	$3,573	$11,716

	For the 2007 Quarters Ended:				Twelve Months Ended December 31,	For the 2008 Quarters Ended:			Nine Months Ended
	March 31	June 30	September 30	December 31	2007	March 31	June 30	September 30	September 30, 2008
Telecom
Residential	$10,543	$10,330	$9,769	$9,168	$39,810	$8,902	$8,523	$7,805	$25,230
Business	9,217	9,571	9,259	9,186	37,233	9,047	9,814	10,071	28,932
Access	6,382	7,010	6,842	7,518	27,752	6,342	6,023	5,894	18,259
Other	104	257	245	204	810	191	191	220	602
Total operating revenues from external customers	26,246	27,168	26,115	26,076	105,605	24,482	24,551	23,990	73,023
Intersegment revenues	4,434	4,633	4,779	4,684	18,530	4,343	4,560	4,707	13,610
Total operating revenues	30,680	31,801	30,894	30,760	124,135	28,825	29,111	28,697	86,633

Operating expenses	15,551	15,924	15,024	15,551	62,050	15,015	13,519	14,034	42,568
Depreciation and amortization	5,644	5,762	5,807	3,659	20,872	3,662	3,740	3,519	10,921
Income from operations	$9,485	$10,115	$10,063	$11,550	$41,213	$10,148	$11,852	$11,144	$33,144

Other Data:
Operating EBITDA (2)	$15,129	$15,877	$15,870	$15,209	$62,085	$13,810	$15,592	$14,663	$44,065

Reconciliation of Operating EBITDA to Net Income (Loss) from Continuing Operations

	For the 2007 Quarters Ended:				Twelve Months Ended December 31,	For the 2008 Quarters Ended:			Nine Months Ended
	March 31	June 30	September 30	December 31	2007	March 31	June 30	September 30	September 30
Net Income (Loss) from Continuing Operations	$101	$2,073	$1,402	$(244)	$3,332	$376	$1,665	$611	$2,652

Add back: Income Taxes	(75)	467	609	(1,238)	(237)	489	1,203	593	2,285

Less: Other Income (Expense)	(3,864)	(3,330)	(3,181)	(2,926)	(13,301)	(3,472)	(3,006)	(2,813)	(9,291)

Income from Operations	3,890	5,870	5,192	1,444	16,396	4,337	5,874	4,017	14,228

Add back: Depreciation and Amortization	13,535	14,526	14,839	13,295	56,195	13,259	14,075	14,219	41,553

Add back: One-time non-cash LMDS Impairment	—	—	—	5,454	5,454	—	—	—	—

Operating EBITDA	$17,425	$20,396	$20,031	$20,193	$78,045	$17,596	$19,949	$18,236	$55,781

(1) External customers only

(2) Operating EBITDA represents net income (loss) from continuing operations excluding amounts for income taxes, depreciation and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. In addition, for the quarter ended December 31, 2007, the Company has also excluded the non-cash impairment charge relating to its LMDS licenses. Operating EBITDA is not a measure of financial performance under United States generally accepted accounting principles, and should not be considered in isolation or as a substitute for consolidated net income (loss) as a measure of performance.

(3) The pro forma selected financial results are based on the historical consolidated financial statements of SureWest Communications and Everest Broadband, Inc. (“Everest”) and have been adjusted to reflect the Everest acquisition, which was consummated on February 13, 2008. The unaudited condensed combined pro forma financial statements give the effect as if the acquisition had occurred on January 1, 2007. On May 9, 2008, the sale of the Wireless assets was completed and the pro forma financial results reflect for all periods presented the classification of the sold Wireless operations as discontinued operations. Also, on October 10, 2008, SureWest Communications entered into a definitive agreement to sell the Tower Assets and the pro forma financial results reflect the classification of the operations for the Tower Assets to be sold as discontinued operations for all periods presented.

SUREWEST COMMUNICATIONS

UNAUDITED PRO FORMA SELECTED OPERATING METRICS

For the Quarters Ended

	2007				2008
	March 31 (1)	June 30 (1)	September 30 (1)	December 31 (1)	March 31 (1)	June 30 (1)	September 30 (1)
BROADBAND
Residential
Video
Marketable Homes - Fiber & HFC (2)	194,400	197,700	199,600	205,200	211,000	217,700	221,700
RGUs - Fiber & HFC	49,500	50,200	50,900	51,700	52,500	54,500	55,900
RGUs - Copper	3,100	2,900	3,000	2,900	2,700	2,600	2,600
Penetration - Fiber & HFC	25.5%	25.4%	25.5%	25.2%	24.9%	25.0%	25.2%
ARPU	$59	$60	$59	$60	$63	$62	$59
Voice
Marketable Homes	278,100	279,900	280,900	283,900	286,600	292,200	296,600
RGUs	52,300	52,800	53,100	53,500	53,800	56,600	60,000
Penetration	18.8%	18.9%	18.9%	18.8%	18.8%	19.4%	20.2%
ARPU	$33	$33	$33	$33	$32	$33	$32
Data
Marketable Homes	278,100	279,900	280,900	283,900	286,600	292,200	296,600
RGUs	85,700	87,600	89,100	90,400	91,800	94,000	95,700
Penetration	30.8%	31.3%	31.7%	31.8%	32.0%	32.2%	32.3%
ARPU	$35	$36	$36	$36	$37	$37	$36
Total
Marketable Homes - Fiber, HFC, Copper	278,100	279,900	280,900	283,900	286,600	292,200	296,600
RGUs	190,600	193,500	196,100	198,500	200,800	207,700	214,200

Subscriber totals
Subscribers (3)	92,000	93,300	94,500	95,800	96,900	99,000	100,600
Penetration	33.1%	33.3%	33.6%	33.7%	33.8%	33.9%	33.9%
ARPU (4)	$86	$86	$86	$87	$89	$89	$88
Triple Play ARPU (5)	$106	$107	$106	$107	$110	$109	$106
Triple Play RGUs per Subscriber (5)	2.58	2.60	2.60	2.59	2.59	2.60	2.60
Churn	1.3%	1.7%	1.6%	1.5%	1.4%	1.5%	1.7%

Business (6)
Customers	5,300	5,500	5,700	5,800	6,000	6,200	6,300
ARPU	$436	$454	$441	$442	$444	$458	$494

	2007				2008
	March 31 (1)	June 30 (1)	September 30 (1)	December 31 (1)	March 31 (1)	June 30 (1)	September 30 (1)
TELECOM
Residential
Voice
Marketable Homes	89,400	89,400	89,400	89,500	89,900	90,000	90,500
RGUs (7)	77,300	74,500	71,100	69,200	66,800	62,900	58,500
RGU Migration to Broadband Voice (8)	0	0	0	0	0	1,400	2,900
Penetration	86.5%	83.3%	79.5%	77.3%	74.3%	69.9%	64.6%
ARPU	$45	$46	$45	$44	$44	$44	$43
Churn (9)	1.8%	2.6%	3.2%	2.3%	2.3%	2.1%	2.4%

Business (6)
Customers	10,000	9,900	9,900	9,800	9,600	9,600	9,400
ARPU	$308	$321	$312	$310	$311	$341	$354

CONSOLIDATED RESIDENTIAL VOICE RGUs
ILEC Voice RGUs
Broadband	0	0	0	0	100	2,000	4,400
Telecom	77,300	74,500	71,100	69,200	66,800	62,900	58,500
Total ILEC Voice RGUs (10)	77,300	74,500	71,100	69,200	66,900	64,900	62,900
CLEC Residential Voice RGUs (11)	52,300	52,800	53,100	53,500	53,700	54,600	55,600
TOTAL Residential Voice RGUs (12)	129,600	127,300	124,200	122,700	120,600	119,500	118,500

	2007				2008
	March 31 (1)	June 30 (1)	September 30 (1)	December 31 (1)	March 31 (1)	June 30 (1)	September 30 (1)
NETWORK METRICS
Marketable Homes - Fiber	104,100	106,600	108,500	114,200	119,900	125,700	129,000
Marketable Homes - HFC	90,300	91,100	91,000	91,000	91,100	92,000	92,700
Marketable Homes - Copper	83,700	82,200	81,400	78,700	75,600	74,500	74,900
Total	278,100	279,900	280,900	283,900	286,600	292,200	296,600

(1) The calculation of certain metrics have been revised over time to reflect the current view of our business. Where necessary prior period metric calculations have been revised to conform with current practice. All amounts rounded to the nearest 100s, except percents and dollars.

(2) Marketable Homes - Fiber & HFC consists of Sacramento fiber homes and Kansas City hybrid fiber coax (HFC) homes.

(3) A residential subscriber is a customer who subscribers to one or more residential RGUs.

(4) ARPU is the total residential revenue per average subscriber.

(5) Triple play ARPU and RGU per Subscriber includes the total residential revenue per average subscriber and ending RGUs per ending subscriber for the triple play markets, excluding the ILEC market.

(6) A business customer is a customer who subscribes to business data, voice or video and represents a unique customer account. ARPU is the total business revenue per average customer.

(7) A voice RGU is a residential customer who subscribers to one or more voice access lines.

(8) Telecom Voice RGU Migration to Broadband Voice are residential Telecom voice RGUs in Line (7) that have ported their Telecom primary access line service to Broadband VoIP.

(9) Telecom Churn excludes disconnects in Line (8) that have ported their Telecom primary access line service to Broadband VoIP.

(10) ILEC Voice RGUs are the total residential voice RGUs in the ILEC franchise market area that are either a Telecom primary access line or Broadband VoIP subscriber.

(11) CLEC Voice RGUs are the total residential voice RGUs in the Kansas City and Sacramento markets, excluding the ILEC market.

(12) Total Voice RGUs are the total of ILEC and CLEC residential voice RGUs, and represent the total company residential voice RGUs of both the Broadband and Telecom Segments.